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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Sykes Enterprises, Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Michael Kipphut, Group Executive, Senior Vice President - Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  November 14, 2002      By:  /s/   W. Michael Kipphut
                              ------------------------------------------------
                              W. Michael Kipphut
                              Group Executive, Senior Vice President - Finance
                              (Principal Financial and Accounting Officer)